                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 12, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533                74-2830661
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Servicing Rights Transfer Agreement

On October 12, 2007, NovaStar Mortgage, Inc. ("NovaStar Mortgage"), a subsidiary of NovaStar Financial, Inc. ("NFI"), and Saxon Mortgage Services, Inc. ("Saxon")
entered into a Servicing Rights Transfer Agreement (the "Agreement") for the
sale to Saxon of all of NovaStar Mortgage's mortgage servicing rights and servicing advances relating to its securitizations for approximately $175 million in cash, subject to certain adjustments at closing. The Agreement contains customary representations and warranties and the closing of the transactions contemplated by the Agreement is expected to occur on November 1,
2007, subject to the satisfaction of various closing conditions, including the receipt of certain third party consents.

A copy of NFI's press release announcing the execution of the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities

See the disclosure under Item 1.01 "Entry into a Material Definitive Agreement"
which is incorporated into this Item 2.05 by reference. In connection with the transactions contemplated by the Agreement and subject to the closing of the transactions contemplated by the Agreement, NFI has committed to a workforce reduction. Subject to completion of the necessary legal notices and requirements and the closing of the transactions contemplated by the Agreement, the workforce reduction is expected to conclude in the fourth quarter of 2007. The workforce reductions will focus on NFI's servicing organization.

NFI is not currently able to provide an estimate of the costs or charges that will be incurred under generally accepted accounting principles in connection with the consummation of the transactions contemplated by the Agreement and the workforce reduction.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On October 17, 2007, NFI announced that NYSE Regulation, Inc. ("NYSE
Regulation") issued a press release, dated October 17, 2007, announcing the NYSE
Regulation's determination that NFI's common stock (ticker symbol: NFI) and its
8.90% Series C Cumulative Redeemable Preferred Stock (ticker symbol: NFI PR C no longer meet applicable listing standards for continued listing on the New York
Stock Exchange. In its press release, NYSE Regulation stated that NFI's
September 17, 2007 announcement that its decision not to declare a dividend related to its 2006 taxable income will cause NFI's REIT status to be terminated retroactive to January 1, 2006 required NYSE Regulation to promptly initiate suspension and delisting procedures unless the resultant non-REIT entity qualifies for original listing as a corporation. NYSE Regulation asserted that
NFI did not meet the required original listing standards. In its press release,
NYSE Regulation stated that NFI had the right to request a review this determination within 10 business days of October 17, 2007. NFI intends to request such a review and is currently exploring alternative arrangements for the listing or quoting of its

common stock and 8.90% Series C Cumulative Redeemable Preferred Stock. There can
be no assurances that NFI will receive a favorable review of the NYSE
Regulation's determination or, if its securities are delisted from the New York
Stock Exchange, that they will trade in another securities marketplace.

A copy of NFI's press release announcing the NYSE Regulation's determination and
NFI's intended course of action is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 16, 2007, David A. Pazgan was terminated as an employee of NovaStar
Mortgage and its affiliates, including as the President and CEO of NovaStar
Mortgage, as part of a previously disclosed reduction in workforce. Mr. Pazgan's duties will be assumed by Lance Anderson, president of NFI.

Upon termination, NovaStar Mortgage and Mr. Pazgan entered into a Separation and
Consulting Agreement under which Mr. Pazgan will provide consulting services to
NovaStar Mortgage and its affiliates as provided for in Mr. Pazgan's employment agreement, except that the term of such consulting relationship will continue for 18 rather than 12 months. Pursuant to the terms of Mr. Pazgan's employment agreement and the Separation and Consulting Agreement, during the consulting term Mr. Pazgan will provide services to NovaStar Mortgage and its affiliates, at NovaStar Mortgage's request, for up to ten hours per week or such greater amount of time as may be required by special circumstances, will receive consulting compensation at an annual rate equal to Mr. Pazgan's most recent annual base salary of $414,400, and is subject to certain non-competition, non-solicitation, and confidentiality obligations. In addition, pursuant to the
Separation and Consulting Agreement, Mr. Pazgan released all claims, if any, against NovaStar Mortgage and its affiliates arising out of Mr. Pazgan's employment by NovaStar Mortgage and its affiliates or the termination of such employment.

The foregoing is a summary of the terms of the Separation and Consulting
Agreement. This summary is qualified in its entirety by reference to the full text of the Separation and Consulting Agreement, which is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

References to the NFI's website do not incorporate by reference the information on NFI's website into this Current Report, and NFI disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1           Separation and Consulting Agreement, dated the 16th day of
               October, 2007, by and between NovaStar Mortgage, Inc., on behalf of itself, NovaStar Financial, Inc. and all direct and indirect subsidiaries thereof and Dave Pazgan

99.1           Press Release dated October 16, 2007, "NovaStar Financial, Inc.
               Agrees to Sell Mortgage Servicing Rights in a Move to Reduce
               Debt"

99.2           Press Release dated October 17, 2007, "NovaStar Financial, Inc.
               Intends to Request a Review of NYSE Determination that It Does
               Not Meet Applicable Listing Standards and Announces Exploration
               of Alternative Markets"

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  October  18, 2007                 /s/ GREGORY S. METZ
                                       -----------------------------------------
                                         Gregory S. Metz
                                         Chief Financial Officer

                                Index to Exhibits

Exhibit No.    Document

10.1           Separation and Consulting Agreement, dated the 16th day of
               October, 2007, by and between NovaStar Mortgage, Inc., on behalf of itself, NovaStar Financial, Inc. and all direct and indirect subsidiaries thereof and Dave Pazgan

99.1           Press Release dated October 16, 2007, "NovaStar Financial, Inc.
               Agrees to Sell Mortgage Servicing Rights in a Move to Reduce
               Debt"

99.2           Press Release dated October 17, 2007, "NovaStar Financial, Inc.
               Intends to Request a Review of NYSE Determination that It Does
               Not Meet Applicable Listing Standards and Announces Exploration
               of Alternative Markets"